Rockwell Electronic Commerce Corporation

                                       And

                               Virtual Sellers.com

                         Cooperative Marketing Agreement

This AGREEMENT is made and entered into, effective 3/15, 2000, by and between ROCKWELL ELECTRONIC COMMERCE CORPORATION having an office at 300 Bauman Ct., Wood Dale, Illinois 60191, (hereinafter "Rockwell") and Virtual Sellers.com, a corporation having an office at 3075 Tollview Drive, Rolling Meadows, IL 60008 (hereinafter "COMPANY") for the purpose of defining the relationship, rights and obligations of Rockwell and COMPANY (collectively the "Parties") as concerns the development of a cooperative marketing strategy for the offering of solutions involving Rockwell products and COMPANY Services to certain customers with respect to current or prospective call center operations.

                                    RECITALS

     WHEREAS, Rockwell is a corporation engaged in, among other things, the design, development, manufacture and support of call center systems, electronic commerce centers and related telephony products, equipment, and systems;

     WHEREAS, COMPANY is a corporation engaged in the business of marketing, distributing, integrating, servicing and supporting call center systems, electronic commerce centers and related telephony products, equipment, and systems.

     WHEREAS, Rockwell and COMPANY agree herein to establish processes and procedures for meeting their respective customers' desires to use Rockwell and COMPANY products and services;

     WHEREAS, Rockwell and COMPANY desire to enter into non-exclusive discussions working together to discover, develop, define and pursue potential opportunities for the marketing and sale of the parties specific products and services related to telephone call center operations, and

     NOW  THEREFORE,  Rockwell  and  COMPANY  hereby  agree  as  follows:

     NOW, THEREFORE, and in consideration of the mutual promises and benefits flowing from each Party to the other, and the terms and covenants, agreements and conditions hereinafter specified, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, have agreed and by these presents do agree as more fully set forth in the following General Provisions.

                               GENERAL PROVISIONS

Article  1.     Cooperative  Marketing  Program

1.1 Proposed Business Activities. Rockwell and COMPANY agree to enter into non-exclusive discussions working together to discover, develop, define and pursue potential opportunities for the marketing and sale of the parties' specific products and services related to telephone call center operations. Such development and marketing activities will be conducted on a project-by-project basis, and any proposals developed by the parties with regard to any opportunity will address such issues as the scope, structure, timing and price of the equipment to be provided, the services to be performed and the perspective responsibilities of the parties. With respect to each opportunity, Rockwell and COMPANY will work together to prioritize the opportunities and to determine from time to time the continued feasibility of engaging in any of them.

1.2 Marketing Plan. Rockwell and COMPANY will cooperate to establish a marketing plan to market the parties' products and services (the "Marketing Plan"). The Marketing Plan will list and describe possible opportunities identified by either Rockwell or COMPANY and set forth a marketing and sales strategy with respect to such opportunities with a goal of promoting effectiveness and avoiding duplication of sales efforts in the marketplace between Rockwell and COMPANY.

1.3 Teaming Agreement. If Rockwell and COMPANY deem it appropriate, they may enter into one or more teaming agreements, subcontracts or other written agreements relating to defined opportunities with identified potential customers, pursuant to which the parties will cooperate in submitting bids or completing performance for identifiable projects and in which the roles of the parties with respect to the products and services to be provided will be agreed upon, such as designation of the prime contractor and subcontractor for the project and pricing. It is anticipated that the parties may vary their roles depending upon the particular opportunity to be pursued.

1.4     Publicity,  use  of  Name  and  Trademarks.

1.4.1 While from time to time the parties anticipate efforts to jointly develop media releases, public announcements or disclosures relating to mutual business opportunities, all such releases shall be coordinated with and approved by each Rockwell and COMPANY in writing prior to the release thereof.

1.4.2 The parties agree that the terms and conditions of this Agreement are confidential, and that neither party shall disclose the contents of this Agreement without the prior written consent of the other party, provided, however, that the general existence of this Agreement shall not be treated as confidential information. Moreover, the parties agree that they shall issue a mutually acceptable (approved by each party in writing) joint press release announcing the relationship established by this Agreement within ten (10) business days following the Effective Date.

1.4.3 Nothing in this Agreement grants to either Party the right to use or display the names, trademarks, trade names, logos or service marks of the other party. Each party agrees to submit to the other party for written prepublication approval, any materials, which may use or display any name, trademark names, logos or service mark of the other party.

1.5 Forthcoming Opportunities. The execution of any definitive written agreement between the Parties relating to one or more opportunity is subject to the satisfactory completion of each of the following, which satisfactory completion will be within the subjective discretion of each party: (1) negotiation of mutually satisfactory terms and conditions in the agreement, including without limitation provision relating to proprietary rights; (b) receipt of any required third party consents, including all necessary regulatory approvals; (c) resolution of all issues relating to staffing and other labor matters involved in the transaction contemplated by the agreement; and (d) receipt of all necessary corporate approvals.

Article  2.     Confidentiality  of  Information

2.1 For the purpose of this Agreement, "Confidential Information" shall mean technical or business information exchanged by the parties which is in documentary or electronic form, prominently marked as confidential (or the like) to the Disclosing Party. No document shall be marked as confidential unless it is believed in good faith to contain Confidential Information. Any information that is marked "proprietary" will be considered to be Confidential Information under this Agreement.

2.2 Orally or visually disclosed information which otherwise satisfied the requirements of the preceding paragraph will be Confidential Information only if it is identified as confidential at the time or oral or visual disclosure and within 21 days thereafter it is reduced to documentary form and prominently marked as confidential (or the like).

2.3 For the period of five (5) years from the receipt of Confidential Information from the Disclosing Party, the Receiving Party agrees (a) to use it only as permitted in this Agreement, (b) to hold it in confidence and, except as provided herein, to disclose it to no one other than the employees of the parties having a need to know for the purpose of performing this agreement, and
(c) to safeguard it from unauthorized use or disclosure using the same degree of care with which the receiving party safeguards its own Confidential Information.

2.4 A party receiving Confidential Information hereunder shall have no obligation to safeguard information: (a) which was in the possession of the Receiving Party with no restriction on its disclosure prior to its receipt from the Disclosing Party under this Agreement; (b) after the same information becomes publicly known or available through no breach of this Agreement by the Receiving Party; (c) after the same information is rightfully acquired by the Receiving Party without notice of its confidentiality or restrictions on its disclosure; or (d) after the same information is independently developed by personnel of the Receiving Party who have not had access to such information, as can be established in writing.

2.5 The obligations to safeguard Confidential Information disclosed prior to expiration or termination of this Agreement shall survive such expiration or termination. The obligations of this Article 2 shall supersede the restrictions of any stamps or legends that may be contained on Confidential Information disclosed hereunder.

Article  3.     Miscellaneous

3.1 Notice. Routine correspondence between the parties to this Agreement shall be in writing and shall be appropriate mail, telegram, or courier service mans to such addresses as the parties may, from time to time, specify. Notice shall be given whenever required by a provision of this Agreement. Notice shall be by personal delivery or may be made by facsimile or telex which is confirmed in writing, sent by express mail with package tracking capability, sent by certified or registered US mail, postage prepaid, return receipt requested, all to the address listed below. When provided by facsimile or telex, Notice shall be deemed given as of midnight, Eastern Standard Time, on the date the confirmation is mailed.

(a)     ADDRESS  FOR  ROCKWELL:

Rockwell  Electronic  Commerce  Corporation
300  Bauman  Ct.
Wood  Dale,  Illinois  60191
Attn:  Contact  Manager

(b)     ADDRESS  FOR  COMPANY:

VirtualSellers.com
3075  Tollview  Drive
Rolling  Meadows,  IL  60008
Attn.  Kevin  Wielgus

3.2 Term and Termination. This Agreement shall become effective upon both parties signature having been affixed to this Agreement and shall remain in effect for an initial period of twenty-four (24) months from the execution date set forth above, and will automatically renew and continue in full force and effect for three additional one year periods. Notwithstanding the foregoing, this agreement may be terminated by either party at any time with or without cause, by giving thirty (3) days notice of such termination.

3.2.1 Either party shall have the right to terminate this Agreement upon thirty (30) days prior written notice to the other party.

3.2.2.     The  following  conditions  shall  apply  upon  termination:

A. Each party shall discontinue all use of the other party's Confidential Information and any copies thereof and, upon the written instruction of the other party, shall delivery to the disclosing party, or destroy, all previously delivered Confidential Information furnished by the other party and any copies thereof in the possession of or under the control of the receiving party; and

B. Each party shall also erase or destroy all of the other party's Confidential Information or copies thereof contained or stored in any form or media, including the memory of a computer or computer system, and shall remove the Confidential Information from any updated work. Each party shall certify such to the other within fifteen (15) days of termination.

3.3 Force Majeure. Neither party shall be responsible for delays or failures in performance of this Agreement resulting from: (a) acts or occurrences beyond the reasonable control of such party (including, without limitation thereto, fire, explosion, power failure, lightning, severe weather, earthquakes, acts of God, war, revolution, civil commotion, any law, order, regulation, ordinance, or requirement of any government or legal body or any representative of any such government or legal body); (b) labour unrest (including, without limitation thereto, strikes, slow-downs, picket-lines and boycotts, whether such labor unrest could have been settled by acceding to the demands of a labor organization). In such event, the party whose performance is directly affected shall be excused from such performance on a day-for-day basis to the extent of the interference. If such excuse in the performance of the directly affected party affects the other party, then the performance by the other party shall also be excused on a day-for-day basis to the extent of the indirect interference. In the event that any such event of force majeure shall continue for more than sixty days, then the parties shall enter into good faith negotiations directed toward a mutually acceptable resolution of outstanding obligations.

3.4 Governing Law. The validity, construction and effect of this Agreement and of the Appendices and the respective rights and obligations of the parties hereunder and thereunder, shall be governed and determined by and in accordance with the laws of the State of Illinois without reference to principles of conflicts of laws.

3.5 Waivers or Amendments. No failure to enforce any provision, assert any right, or insist on performance of any obligation under this Agreement, in any instance shall be deemed a waiver of the ability to enforce such provision, assert such right, or insist on the performance of such obligation in the future. No course of dealing, or information communication of any kind shall be deemed to amend this Agreement. This Agreement may be amended only by a formal written amendment signed by duly authorized representatives of both parties.

3.6 Relation of the Parties. This Agreement shall not be construed to establish any form of partnership, agency or joint venture of any kind between Rockwell and COMPANY, nor to constitute either party as the agent, employee, or legal representative of the other. Neither COMPANY nor Rockwell has any authority to make any representation on behalf of the other or otherwise to bind or commit the other to any obligation without the prior written agreement of such party. This Agreement shall not be construed to provide for any sharing of profits or losses between the parties. The parties shall not, during the term of this Agreement, use the terms: joint venturer, co-venturer, partner, marketing partner, or partnership to describe the relationship between the parties under this Agreement.

3.7 Severability. If any provision of the Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity and/or enforceability of the Agreement as a whole or of any other part of the Agreement. In such case, this Agreement shall be construed and enforced as if it did not contain the invalid and/or unenforceable provision.

3.8 Survival of Obligations. Any respective obligations of COMPANY and Rockwell in this Agreement which, by their nature, would continue beyond the termination, or expiration of this Agreement, including by way of example, but not limited to, the obligations provided in Article 2, shall survive such termination, or expiration.

3.9 Assignment and Delegation. Neither party may assign any rights against the other arising out of this Agreement without the prior written consent of the other. Any such assignment attempted shall be void without the prior written consent of Rockwell. However, this Agreement may be assigned by a party to its parent or subsidiary. In the event of an assignment to a subsidiary, the parent shall continue to be bound to all obligations hereunder. Neither party may delegate any of its duties under this Agreement without permission from the other party. If permission is given, no such delegation shall relieve the delegating party of its responsibilities to the other party under this Agreement.

3.10 Limitation of Liabilities. Notwithstanding any other provision herein to the contrary, neither party shall be liable to the other party for any consequential, indirect, punitive, special or incidental damages, or direct damages in excess of $25,000, whether foreseeable or unforeseeable, based on claims of the other party or its end-customer (including, but not limited to, claims for loss of data, goodwill, profits, use of information provided by either party, interruption in use or availability of data, stoppage of other work) arising out of breach of express or implied warranty, breach of contract, misrepresentation, negligence, strict liability in tort or otherwise.

3.11 Solicitation of Employment. The parties, during the term of this Agreement, agree not to hire, solicit for employment or otherwise enter into a contract with any employee(s) of the other party during this Agreement and for six (6) months thereafter unless expressly agreed to in writing by the other party.

3.12 No Implied Rights or Licenses. No right or license in or to any intellectual property which is not expressly stated in this Agreement shall be created from the terms of this Agreement or from the conduct in this performance of this Agreement.

3.13 Similar Products and Services. Nothing in this Agreement shall be construed as prohibiting or restricting either party from independently developing or acquiring any marketing materials and/or programs which are competitive, irrespective of their similarity with the other party's products.

3.14 No Endorsement. Execution of this Agreement does not, and shall not be construed to be, an endorsement by either party of the products or services of the other party.

3.15 Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement between the parties with respect to the relationship, and supersedes all previous and concurrent communications related to the relationship.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the last date and year written below.

VirtualSellers.com          Rockwell  Electronic  Commerce  Corporation

Per:   /s/  signed          Per:     /s/  signed
       -----------                   -----------
Title: VP  of  Operations   Title:     Contractor
       ------------------            ------------
Date:     3/17/00             Date:     3/16/00
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